U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]


               Pre-Effective Amendment No.                       [ ]

               Post-Effective Amendment No.                      [12]

                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

               Amendment No.                                     [13]


                        (Check appropriate box or boxes)

                            SCHWARTZ INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                              3707 West Maple Road
                        Bloomfield Hills, Michigan 48301
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (248) 644-8500

                               George P. Schwartz
                        Schwartz Investment Counsel, Inc.
                              3707 West Maple Road
                        Bloomfield Hills, Michigan 48301
                     (Name and Address of Agent for Service)

                                   Copies to:
                              John A. Dudley, Esq.
                            Sullivan & Worcester LLP
                           1025 Connecticut Avenue, NW
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate box):


/X/  immediately upon filing pursuant to paragraph (b)
/ /  on (date) pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)(1)
/ /  on (date) pursuant to paragraph (a)(1)
/ /  75 days after filing pursuant to paragraph (a)(2)
/ /  on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    SCHWARTZ
                                   VALUE FUND

                                     [LOGO]

                           SCHWARTZ INVESTMENT TRUST
                           -------------------------
                                   PROSPECTUS


                                  MAY 1, 2001


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SCHWARTZ INVESTMENT TRUST
3707 W. Maple Road
Bloomfield Hills, Michigan 48301
248-644-8500


BOARD OF TRUSTEES
Donald J. Dawson, Jr.    Sidney F. McKenna
Fred A. Erb              George P. Schwartz, CFA
Bowie K. Kuhn            Gregory J. Schwartz
John J. McHale


OFFICERS
Gregory J. Schwartz, Chairman of the Board
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, Vice President and Secretary
Timothy S. Schwartz, Treasurer

Robert G. Dorsey, Assistant Secretary
John F. Splain, Assistant Secretary
Mark J. Seger, Assistant Treasurer


INVESTMENT ADVISER
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

DISTRIBUTOR
GREGORY J. SCHWARTZ & CO., INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301


TRANSFER AGENT
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707


--------------------------------------------------------------------------------
Additional information about the Fund is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-888-726-0753.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-7148

                                                                      PROSPECTUS
                                                                     May 1, 2001


                           Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301
                                 (248) 644-8500

                              SCHWARTZ VALUE FUND
                                 A No-Load Fund
================================================================================

                             INVESTMENT OBJECTIVE:
                        Long-term capital appreciation.

                              MINIMUM INVESTMENT:
                           Initial purchase - $10,000
                                No Sales Charge
                              No Redemption Charge

                  The Schwartz Value Fund is not a 12b-1 fund.

The Schwartz Value Fund (the "Fund") has retained Schwartz Investment Counsel, Inc. (the "Adviser") to manage the Fund's investments. The Adviser uses fundamental security analysis to identify and purchase shares of companies which it believes to be selling below intrinsic value.


This Prospectus includes important information about the Fund that you should know before investing. You should read the Prospectus and keep it for future reference.


                               TABLE OF CONTENTS
================================================================================
Risk/Return Summary ......................................................     2
Expense Information ......................................................     4

Management Discussion and Analysis .......................................     4
Investment Objective, Principal Investment Strategies
  and Risk Considerations ................................................     6

How to Purchase Shares ...................................................     7
How to Redeem Shares .....................................................     8
Dividends and Distributions ..............................................     9
Taxes ....................................................................    10
Operation of the Fund ....................................................    10
Calculation of Share Price ...............................................    11
Financial Highlights .....................................................    12
Application ..............................................................    13
--------------------------------------------------------------------------------

       FOR INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL:
                                  DISTRIBUTOR:
                        GREGORY J. SCHWARTZ & CO., INC.
                           Bloomfield Hills, Michigan
                                 (248) 644-2701

RISK/RETURN SUMMARY
================================================================================

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Fund is to seek long-term capital appreciation.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal market conditions, the Fund invests primarily in common stocks. The Adviser uses fundamental security analysis to identify and purchase shares of companies which it believes are selling below intrinsic value. The price of shares in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on companies undergoing change in operations, management, capital allocation, strategies, product transitions, and other significant changes which the Adviser feels will significantly enhance shareholder value in the future.


The prices of stocks held by the Fund are monitored in relation to the Adviser's criteria for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser's valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results or economic factors or competitive developments adversely impair the company's intrinsic value.


The Adviser intends to hold securities for an average of 3 to 5 years. In the Adviser's opinion, holding stocks purchased at bargain prices allows compounding to work without the return-eroding effects of commissions and capital gains taxes.

The Fund invests in securities of companies of all sizes, although emphasis is placed on small and medium sized companies because the Adviser believes these companies are more likely to offer superior opportunities for capital appreciation.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.


The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole.


While smaller and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-sized companies may be subject to wider price fluctuations.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the changes in the performance of the Fund from year to year over the past 10 years and by showing how the average annual returns of the Fund compare to those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

The bar chart and performance table include performance of RCM Partners Limited Partnership prior to July 20, 1993. It should be noted that: (1) the quoted performance data includes performance for periods before the Securities Act registration statement became effective; (2) the Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") during such periods and therefore was not subject to certain investment restrictions imposed by the 1940 Act and restrictions of Subchapter M of the Internal Revenue Code; and (3) if the Fund had been registered under the 1940 Act and subject to Subchapter M of the Internal Revenue Code during such periods, performance may have been adversely affected.


32.0%   22.7%   20.5%   -6.77%  16.89%  18.27%  28.04%  -10.38% -2.45%  9.27%

[BAR CHART]

1991    1992    1993    1994    1995    1996    1997    1998    1999    2000


During the period shown in the bar chart, the highest return for a quarter was 15.62% during the quarter ended June 30, 1997 and the lowest return for a quarter was -16.91% during the quarter ended September 30, 1998.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000

                        One Year     Five Years      Ten Years
                        --------     ----------      ---------
Schwartz Value Fund       9.27%         7.66%          11.89%
Russell 2000 Index*      -3.02%         9.15%          14.55%


* The Russell 2000 Index, representing approximately 11% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market).

EXPENSE INFORMATION
================================================================================

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment) ....     None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


Management Fees ...............................................     1.50%
Other Expenses ................................................     0.60%
                                                                  -------
Total Annual Fund Operating Expenses ..........................     2.10%
                                                                  =======


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and them redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                    1 Year         $ 213
                    3 Years          658
                    5 Years        1,129
                    10 Years       2,431

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

Schwartz Value Fund was up 9.3% in 2000, versus negative returns for the major stock indices: -4.7% for the Dow, -9.1% for the S&P 500, and -39.3% for the Nasdaq Composite.

Value investors were vindicated last year, if they had the courage and patience to maintain their discipline. Many investors didn't. They got sucked into the vortex of a speculative stock mania in 1999, only to regret it in 2000.

                    HOW TOP PERFORMERS OF 1999 FARED IN 2000

                                                              PERCENTAGE CHANGE
COMPANY                                                        1999        2000
-------                                                        ----        ----
Puma Technology (PUMA) .................................      3,770%      -93.6%
Sensar (SCII) ..........................................      3,362%      -98.3%
Digital Lightwave (DIGL) ...............................      2,668%      -50.5%
Qualcomm (QCOM) ........................................      2,619%      -53.3%
Precision Optics (POCI) ................................      1,914%      -86.5%
Elcom International (ELCO) .............................      1,655%      -95.9%
Silicon Storage Technology (SSTI) ......................      1,592%      -14.0%
Amylin Pharmaceuticals (AMLN) ..........................      1,569%       -5.5%
Modern Medical Modalities (MODM) .......................      1,550%      -99.0%
BroadVision (BVSN) .....................................      1,494%      -79.1%
NASDAQ COMPOSITE .......................................       85.6%      -39.3%

Source: CSI, Interactive Data Corporation

Those who thought investing was easy, learned a few hard lessons in 2000. Investing is not a game and success is not assured. You can't just buy the hottest new issues or the stocks that have already gone up a lot, and expect to achieve satisfying long-term results. Numerous studies have shown that investors always overpay for rapidly growing companies while they underpay for unexciting companies. The price-earnings ratio is the gauge of investor enthusiasm. During the growth mania of the late 1990's, P-Es on the favored growth stocks were routinely 80 to 100 as overvaluations (and undervaluations) got extreme. In 2000 those excesses came unwound. Only after the bloody crash of former high flyers, does the long-term advantage of value investing become obvious. Risk management is an important factor in managing a portfolio, and the low P-E approach we follow generally mitigates risk. Even with the carnage in the Nasdaq and big-cap tech shares, the S&P 500 is still selling for 25 times earnings, a risky level by historical standards. In contrast, Schwartz Value Fund's average P-E is 16.

The leading economic indicators, including consumer sentiment, are pointing to some significant weakness. Clearly, the U.S. economy is slowing rapidly, if not stalled. Accordingly, caution is warranted in stock selection. Lower interest rates and a broad-based tax cut seem assured, but it remains to be seen whether these measures will curtail the downturn. The stimulative effects of more aggressive monetary and fiscal policy should help over time and provide some relief to debt-laden consumers. From mortgage and credit card debt to margin debt, consumers (and investors) are stretched. Corporations too, have taken on record levels of debt to finance expansion and stock repurchase programs. In this environment, a bumpy ride may lie ahead for certain segments of the market. Notwithstanding, for those investors with long-term horizons, opportunities abound.

One investment theme the Fund is using in 2001 is private education companies. Since education is a top priority for the new administration, this industry seems well positioned to benefit from an urgent need for an expanded knowledge-based economy. Portfolio holdings include Nobel Learning Communities, Inc., DeVry, Inc., and Strayer Education. All are industry leaders in niche markets with prospects for many years of growth ahead of them. Importantly, their share prices are well within the range of our value parameters. Indeed, that's what makes them value stocks - good expected growth at a reasonable price.

Another theme Schwartz Value Fund is pursuing is the interest-sensitive housing and furniture industries. Manufactured homes or modular homes have been in a recession for over a year. Profits have been squeezed by industry overcapacity and the lack of retail financing availability. These conditions are temporary. We've taken positions in two manufactured housing leaders - Champion Enterprises, Inc. and Fleetwood Enterprises Inc., whose deeply depressed share prices offer a classic contrarian opportunity to "buy straw hats in January." Ethan Allen Interiors Inc., on the other hand, is not a turnaround candidate. It's a fine company and an industry leader in furniture manufacturing and retailing. The Company enjoys an excellent record of consistent growth in sales and profitability. With a solid brand name, a strong balance sheet and a well-respected management team, it's the kind of company the Fund could own for a long time.

The year-end distribution of $.95 per share of long term capital gains was paid December 29, 2000, and the Fund finished the year with a net asset value of $20.62 per share.

             Comparison of Change in Value of $10,000 Investment in
              the Schwartz Value Fund* and the Russell 2000 Index

                               [GRAPHIC OMITTED]
                     --------------------------------------
                                                 12-31-2000
                                                 ----------
                     Schwartz Value Fund           $30,767
                     Russell 2000 Index            $38,901
                     --------------------------------------

                     --------------------------------------
                              Schwartz Value Fund
                          Average Annual Total Returns

                     1 Year         5 Years        10 Years
                      9.27%          7.66%          11.89%
                     --------------------------------------

Past performance is not predictive of future performance.

* Combines the performance of the Fund, since its commencement of operations on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior to July 20, 1993. It should be noted that: (1) the Fund's quoted performance data includes performance for periods before the Fund's registration statement became effective; (2) the Fund was not registered under the 1940 Act during such periods and therefore was not subject to certain investment restrictions imposed by the 1940 Act; and (3) if the Fund had been registered under the 1940 Act during such periods, performance may have been adversely affected.


INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
STRATEGIES AND RISK CONSIDERATIONS
================================================================================

The investment objective of the Fund is to seek long-term capital appreciation. Dividend and interest income is only an incidental consideration to the Fund's investment objective. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

The Fund maintains a disciplined approach to investing. The price of shares in relation to book value, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. Regardless of the size of the company, a common thread in the Fund's investments is that the market price is below what a corporate or entrepreneurial buyer would be willing to pay for the entire business. Emphasis is also placed on companies under going change in operations, management, capital allocation, strategies, product transitions, and other significant changes which the Adviser feels will significantly enhance shareholder value in the future.


The prices of securities held by the Fund are monitored in relation to the Adviser's criteria for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser's valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results or economic factors or competitive developments adversely impair the company's intrinsic value.


The Fund will typically invest a substantial portion of its assets in small and mid capitalization companies. While small and mid-cap companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations.

Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.


For  temporary  defensive  purposes,  the  Fund  may  from  time to time  have a significant portion, and possibly all, of its assets in U.S. Government obligations or money market instruments. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The money market instruments which the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, commercial paper rated A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc., repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers' acceptances) and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion. When the Fund invests in U.S. Government obligations or money market instruments for temporary defensive purposes, these investments may conflict with or impair the Fund's ability to achieve its investment objective.


HOW TO PURCHASE SHARES
================================================================================


Your initial investment in the Fund ordinarily must be at least $10,000. The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Fund. Purchase orders received by the Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent") by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

OPENING A NEW ACCOUNT. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the "Schwartz Value Fund." Third party checks will not be accepted. An account application is included in this Prospectus.

Shares of the Fund may be purchased or sold through the Charles Schwab & Co., Inc. Mutual Fund Marketplace TM and through other brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Fund. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. The Adviser may pay such organizations for administrative, shareholder subaccounting and other services, including sales-related services, from the Adviser's own revenues based on the amount of customer assets maintained in the Fund by such organizations. The payment of such compensation by the Adviser will not affect the expense ratio of the Fund.

Provided the Trust has received a completed account application form, you may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 888-726-0753) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days' prior notice to shareholders.


ADDING TO YOUR ACCOUNT. You may purchase and add shares to your account by mail, or by bank wire or through your broker-dealer. Checks should be sent to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the "Schwartz Value Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Fund's offices at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301. Each additional purchase request must contain the account name and number to permit proper crediting. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement.


ADDITIONAL INFORMATION. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund and the Distributor reserve the rights to limit the amount of investments and to refuse to sell to any person.

The Fund's account application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

HOW TO REDEEM SHARES
================================================================================

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $50,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. There is currently no charge for processing wire redemptions. However, the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Fund) of your redemption request in the form described above. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $10,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. The Fund reserves the right to make payment for shares redeemed in liquid portfolio securities of the Fund taken at current value.

DIVIDENDS AND DISTRIBUTIONS
================================================================================

The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. Distributions are paid according to one of the following options:

Share Option --     income   distributions   and  capital  gains   distributions
                    reinvested in additional shares.

Income Option --    income    distributions   and   short-term   capital   gains
                    distributions   paid  in  cash;   long-term   capital  gains
                    distributions reinvested in additional shares.

Cash Option --      income distributions and capital gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
================================================================================

The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net investment income as well as net realized short-term capital gains, if any, are taxable as ordinary income. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations. The Fund expects most distributions to be in the form of capital gains.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.


The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. You should consult your tax advisor about the tax effect of distributions and redemptions from the Fund.


OPERATION OF THE FUND
================================================================================


The Fund is a diversified series of Schwartz Investment Trust (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

The Trust retains Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, to manage the Fund's investments. The Adviser has been registered as an investment adviser since 1988 and has approximately $300 million of assets under management as of December 31, 2000. The controlling shareholder of the Adviser is George P. Schwartz. George P. Schwartz, who is President of both the Trust and the Adviser, is, and since the Fund's inception has been, primarily responsible for managing the Fund's portfolio.


The Fund pays the Adviser a fee at the annual rate of 1.5% of the average value of its daily net assets up to $75 million; 1.25% of such assets from $75 million to $100 million; and 1% of such assets in excess of $100 million.


Gregory J. Schwartz & Co., Inc. (the "Distributor"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, serves as the primary agent for the distribution of shares of the Fund. Gregory J. Schwartz, Chairman of the Board and a Trustee of the Fund, is also President and the controlling shareholder of the Distributor. The Fund may be distributed through other broker-dealers as well.

CALCULATION OF SHARE PRICE
================================================================================

On each day that the Fund is open for business, the share price (net asset value) of the Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the New York Stock Exchange is open for business. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.


U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows: (1) securities which are traded on stock exchanges are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price on the New York Stock Exchange or other primary exchange, (2) securities quoted by NASDAQ are valued at the last reported sale price, or, if not traded on a particular day, at the mean between the closing bid and asked prices as reported by NASDAQ, (3) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (4) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (5) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds..

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
================================================================================================================

                                                                      YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------
                                                   2000          1999          1998          1997          1996
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year.........    $ 19.74       $ 21.50       $ 23.99       $ 21.19       $ 19.66
                                                 -------       -------       -------       -------       -------
Income from investment operations:
  Net investment income (loss)...............      (0.01)        (0.15)        (0.09)         0.06         (0.02)
  Net realized and unrealized gains (losses)
    on investments...........................       1.84         (0.38)        (2.40)         5.88          3.61
                                                 -------       -------       -------       -------       -------
      Total from investment operations.......       1.83         (0.53)        (2.49)         5.94          3.59
                                                 -------       -------       -------       -------       -------
Less distributions:
  From net investment income.................         --            --            --         (0.06)           --
  From net realized gains on investments.....      (0.92)        (1.05)           --         (3.03)        (2.06)
  In excess of net realized gains on
    investments..............................      (0.03)        (0.18)           --         (0.05)           --
                                                 -------       -------       -------       -------       -------
      Total distributions....................      (0.95)        (1.23)           --         (3.14)        (2.06)
                                                 -------       -------       -------       -------       -------

Net asset value at end of year...............    $ 20.62       $ 19.74       $ 21.50       $ 23.99       $ 21.19
                                                 =======       =======       =======       =======       =======

      Total return...........................       9.3%        (2.5)%       (10.4)%         28.0%         18.3%
                                                 =======       =======       =======       =======       =======
Ratios/Supplementary Data:
Ratio of expenses to average net assets......      2.10%         2.05%         1.94%         1.91%         1.97%
Ratio of net investment income (loss) to
  average net assets.........................    (0.06)%       (0.61)%       (0.39)%        0.24%        (0.08)%
Portfolio turnover rate......................        70%           59%           54%           47%           50%
Net assets at end of year (000's)............    $35,949       $41,672       $62,697       $69,967       $55,105
----------------------------------------------------------------------------------------------------------------


SCHWARTZ VALUE FUND
ACCOUNT APPLICATION                        ACCOUNT NO. _________________________
                                                        (For Fund Use Only)
Please mail completed account
 application to:                           -------------------------------------
  Ultimus Fund Solutions, LLC              FOR BROKER/DEALER USE ONLY
  P.O. Box 46707                           Firm Name: __________________________
  Cincinnati, Ohio 45246-0707              Home Office Address: ________________
                                           Branch Address: _____________________
                                           Rep Name & No.: _____________________
                                           Rep. Signature: _____________________
                                           -------------------------------------

================================================================================
Initial Investment of $ __________________ ($10,000 minimum)

o    Check or draft enclosed payable to the Schwartz Value Fund.

o    Bank Wire From: _________________________________________________________
================================================================================
ACCOUNT NAME                                       S.S. #/TAX L.D.#

_________________________________________________  _____________________________
Name of Individual, Corporation, Organization,     (In case of custodial account
or Minor, etc.                                     please list minor's S.S.#)

_________________________________________________  Citizenship:
Name of Joint Tenant, Partner, Custodian           [ ] U.S.
                                                   [ ] Other _____________
ADDRESS PHONE

_________________________________________________  _____________________________
Street or P.O. Box                                 Business Phone

_________________________________________________  _____________________________
City                          State          Zip   Home Phone

Check Appropriate Box:   [ ] Individual
                         [ ] Joint Tenant
                             (Right of survivorship presumed)
                         [ ] Corporation
                         [ ] Trust
                         [ ] Custodial
                         [ ] Other

Occupation and Employer Name/Address: __________________________________________

Are you an associated person of an NASD member? [ ] Yes [ ] No
================================================================================

TAXPAYER IDENTIFICATION NUMBER -- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number and that I am a U.S. person (including a U.S. resident alien). I understand that the Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:


[ ] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

[ ] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
================================================================================
DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

[ ]  Share Option --  Income   distributions  and  capital  gains  distributions
                      automatically reinvested in additional shares.

[ ]  Income Option -- Income   distributions   and   short-term   capital  gains
                      distributions  paid  in  cash,   long-term  capital  gains
                      distributions reinvested in additional shares.

[ ]  Cash Option --   Income  distributions and capital gains distributions paid in cash.

     [ ] By Check [ ] By ACH to my bank checking or savings account.
                      PLEASE ATTACH A VOIDED CHECK.
================================================================================
SIGNATURES

By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Ultimus Fund Solutions, LLC as his agent to enter orders for shares, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Ultimus Fund Solutions, LLC can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release the Fund, Schwartz Investment Counsel, Inc., Ultimus Fund Solutions, LLC, Gregory J. Schwartz & Co., Inc. and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.


By: ____________________________________    ____________________________________
               Signature & Title                            Date

By: ____________________________________    ____________________________________
               Signature & Title                            Date

NOTE: CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS MUST COMPLETE THE RESOLUTION
  FORM ON THE REVERSE SIDE. UNLESS OTHERWISE SPECIFIED, EACH JOINT OWNER SHALL
              HAVE FULL AUTHORITY TO ACT ON BEHALF OF THE ACCOUNT.

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)

RESOLVED: That this corporation or organization become a shareholder of the Schwartz Value Fund (the Fund) and that
  ____________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is

FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Ultimus Fund Solutions, LLC as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.


                                  CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the

  ____________________________________________________________________________
                             (Name of Organization)

incorporated or formed under the laws of _____________________________________
                                                        (State)
and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on _________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.

I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                 NAME                                     TITLE

______________________________________    ______________________________________

______________________________________    ______________________________________

______________________________________    ______________________________________

Witness my hand and seal of the corporation or organization this _____________ day of ________________________________ , 20_______

______________________________________    ______________________________________

            *Secretary-Clerk              Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                            SCHWARTZ INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2001


                               SCHWARTZ VALUE FUND


     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Schwartz Value Fund dated May 1, 2001. A copy of the Fund's Prospectus can be obtained by writing the Fund at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, or by calling the Fund toll-free 888-726-0753.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                            Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301

                                TABLE OF CONTENTS
                                -----------------


THE TRUST......................................................................3


DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................................3


CORPORATE BONDS AND PREFERRED STOCKS...........................................9


INVESTMENT LIMITATIONS........................................................11

TRUSTEES AND OFFICERS.........................................................13

THE INVESTMENT ADVISER........................................................15

THE DISTRIBUTOR...............................................................16

SECURITIES TRANSACTIONS.......................................................17

PORTFOLIO TURNOVER............................................................18

CALCULATION OF SHARE PRICE....................................................18

TAXES.........................................................................19

REDEMPTION IN KIND............................................................20

HISTORICAL PERFORMANCE INFORMATION............................................20

PRINCIPAL SECURITY HOLDERS....................................................22

CUSTODIAN.....................................................................22

AUDITORS......................................................................22

TRANSFER AGENT................................................................22

ANNUAL REPORT.................................................................23


APPENDIX......................................................................23

THE TRUST
---------

     Schwartz Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers two series of shares to investors: the Schwartz Value Fund and the Ave Maria Catholic Values Fund. This Statement of Additional Information provides information relating to the Schwartz Value Fund (the "Fund"). Information relating to the Ave Maria Catholic Values Fund is contained in a separate Statement of Additional Information. Each Fund has its own investment strategies and policies.


     Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.


     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.


DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objective, Principal Investment Strategies and Risk Considerations") appears below:

     MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, such note is liquid.


     Commercial paper represents an unsecured promise to pay by the issuer and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.


     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The

Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.


     These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $100,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

     WHEN-ISSUED SECURITIES. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Fund may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.


     When the time comes for the Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. The Fund does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. At the time the Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal at least 102% of the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the collateral, including accrued interest, will at all times equal at least 102% of the value of the repurchase agreement. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.


     U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the United States Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States Government itself in the event the agency or instrumentality does not meet its commitment.

     FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the equity securities (payable and denominated in U.S. dollars) of foreign issuers, provided such securities are traded domestically on a national securities exchange, including those traded domestically as sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Because the Fund may invest in foreign securities, investment in the Fund involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

     BORROWING. The Fund may borrow from banks for the clearance of securities transactions but only as a temporary measure for emergency or extraordinary purposes in an amount not exceeding 5% of the Fund's total assets. The Fund's policy on borrowing is a fundamental policy which may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in the Fund's net asset value until the borrowing is repaid. Money borrowed by the Fund will be subject to interest and other costs.


     INVESTMENT COMPANY SECURITIES. The Fund may also invest up to 10% of its total assets in securities of other investment companies. Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


     SHORT-TERM TRADING. The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. If the Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. High turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."

CORPORATE BONDS AND PREFERRED STOCKS
------------------------------------


     It is not the Adviser's intention to have the Fund invested in debt securities primarily for capital appreciation. The Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser's analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein. When the Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from one day to thirty years) will be based in large measure both on the Adviser's perception as to general risk levels in the debt market versus the equity market, and on the Adviser's perception of the future trend and term structure of interest rates.


     Although the Fund invests primarily in common stocks, the Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group. The Fund does not hold, nor intend to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than "investment grade" by either of these two rating organizations. Lower-rated securities (commonly called "junk" securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities rated in any category below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Rating Group are generally considered to be "junk" securities. The Fund will promptly sell "junk" securities as necessary in order to limit the Fund's aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

     See the Appendix to this Statement of Additional Information for a description of the quality ratings assigned by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group.

     Preferred Stocks
     ----------------

     Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     Convertible Securities
     ----------------------

     A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible stock security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


     General Risk Factors of Fixed-Income Securities
     -----------------------------------------------

     Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, that is, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

     Risk Factors of Lower-Rated Securities
     --------------------------------------

     Lower-rated debt securities (commonly called "junk" securities) may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of the Fund's shares, and an increase in issuers' defaults on such securities.

     Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Fund invests are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Fund will be able to receive payments when senior securities are in default.

     The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category.

     When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the market for lower-rated securities may affect the Fund's ability to dispose of portfolio securities at a desirable price.


     In addition, prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Fund's investments in lower-rated securities. As examples, recent legislation requires federally-insured savings and loan associations to divest themselves of their investments in lower-rated securities and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, lower-rated securities.


INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.

     Under these fundamental limitations, the Fund MAY NOT:

     1. Borrow amounts in excess of 5% of the Fund's total assets, except as a temporary measure for extraordinary or emergency purposes.

     2. Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

     3.   Invest 25% or more of the Fund's total assets in any one industry.

     4. Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

     5. Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

     6. Purchase the securities of an issuer (other than the United States Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer.

     7. Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

     8.   Invest for the purpose of exercising control of management.

     9. Issue senior securities as defined in the Investment Company Act of 1940 or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund's total assets, taken at the lesser of cost or market value.

     10. Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     11. Sell any securities short unless, by virtue of the Fund's ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

     12. Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

     13. Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

     With respect to the percentages adopted by the Fund as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described in investment limitation 11. This statement of intention reflects a nonfundamental policy which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------


     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following is a list of the Trustees and executive officers of the Trust. Each Trustee and officer who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk. Gregory J. Schwartz and George P. Schwartz are brothers. Timothy S. Schwartz is the son of George P. Schwartz.

NAME                             AGE        POSITION HELD
------------------               ---        -----------------------------
*Gregory J. Schwartz             59         Chairman of the Board/Trustee
*George P. Schwartz, CFA         56         President/Trustee
+Donald J. Dawson, Jr.           54         Trustee
+Fred A. Erb                     78         Trustee
*Bowie K. Kuhn                   74         Trustee
+John J. McHale                  79         Trustee
+Sidney F. McKenna               78         Trustee
*Richard L. Platte, Jr., CFA     50         Vice President and Secretary
*Timothy  S. Schwartz            29         Treasurer

*    Gregory J. Schwartz, George P. Schwartz, Richard L. Platte, Jr. and Timothy
     S. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Bowie K. Kuhn is an "interested person" of the Trust by virtue of his membership on the Catholic Advisory Board, a committee of individuals whose responsibilities relate to the Ave Maria Catholic Values Fund, another series of the Trust.

+ Member of the Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements, and the Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust.


     The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     GREGORY J. SCHWARTZ, 3707 W. Maple Road, Bloomfield Hills, Michigan, is Chairman of Schwartz Investment Counsel, Inc., the Fund's investment manager, and is President and Chief Executive Officer of Gregory J. Schwartz & Co., Inc., an investment banking firm which serves as the Fund's distributor. He is also President of Bloomfield Town Center, a real estate management company.

     GEORGE P. SCHWARTZ, CFA, 3707 W. Maple Road, Bloomfield Hills, Michigan, is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is the portfolio manager of the Fund.

     DONALD J. DAWSON, JR., 333 West Seventh Street, Royal Oak, Michigan, is President of Payroll 1, Inc. (a payroll processing company).


     FRED A. ERB, 44 East Long Lake Road, Bloomfield Hills, Michigan, is the Chairman and Chief Executive Officer of Edgemere Enterprises, Inc. (a real estate investment, development and management company) and Chairman of D.I.Y. Home Warehouse (a retail building supplies company). He is a member of the Board of Governors of Cranbook Institute of Science.

     BOWIE K. KUHN, 136 Teal Pointe Lane, Ponte Vedra Beach, Florida, is President of The Kent Group (business, sports and financial consultant), and is the former Commissioner of Major League Baseball. He is a member of the Board of Trustees of Franklin and Marshall College, Jacksonville University, and the Little League Foundation. He is also a director of the Baseball Hall of Fame and Museum.

     JOHN J. McHALE, 2014 Royal Fern Court, Palm City, Florida, is retired as the President of the Montreal Expos (a major league baseball team). He is President of Japan Sports System, Inc. (owners and operators of professional baseball franchises). He is also a director of the Baseball Hall of Fame and Museum.


     SIDNEY F. McKENNA, 3707 W. Maple Road, Bloomfield Hills, Michigan, is retired Senior Vice President of United Technologies Corporation (a major manufacturer of aircraft engines and other industrial products).

     RICHARD L. PLATTE, JR., CFA, 3707 W. Maple Road, Bloomfield Hills, Michigan, is Executive Vice President, Secretary and Treasurer of Schwartz Investment Counsel, Inc.


     TIMOTHY S. SCHWARTZ, 3707 W. Maple Road, Bloomfield Hills, Michigan, is Operations Manager of Schwartz Investment Counsel, Inc.

     No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with the Adviser or the Distributor receives from the Trust an annual retainer of $4,000, payable quarterly, plus a fee of $500 for attendance at each meeting of the Board of Trustees or any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during 2000 to Trustees who are not affiliated with the Adviser or the Distributor, and who were Trustees during the fiscal year ended December 31, 2000:

                                                                                   Total
                      Aggregate           Pension or       Estimated Annual     Compensation
                     Compensation         Retirement         Benefits Upon     From Trust and
Trustee             From the Trust     Benefits Accrued        Retirement       Fund Complex
-------             --------------     ----------------    ----------------    -------------
Donald J. Dawson      $  7,500               None                 None           $  7,500
Fred A. Erb              7,500               None                 None              7,500
John J. McHale           7,500               None                 None              7,500
Sidney F. McKenna        7,500               None                 None              7,500


THE INVESTMENT ADVISER
----------------------


     Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Bloomfield Hills, Michigan, is the Fund's investment manager. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the investment advisory agreement between the Trust and the Adviser, the Adviser manages the Fund's investments. The Fund pays the Adviser a fee computed and accrued daily and paid quarterly at an annual rate of 1.5% of its average daily net assets up to $75,000,000, 1.25% of such assets from $75,000,000 to $100,000,000 and 1% of such assets in excess of $100,000,000. For the fiscal years ended December 31, 2000, 1999 and 1998, the Fund paid advisory fees of $558,715, $796,035 and $1,024,114, respectively.


     The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Fund who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Fund reimburses all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Trust's Trustees.

     By its terms, the Fund's investment advisory agreement will remain in force until January 28, 2002 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Fund's investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

THE DISTRIBUTOR
---------------

     Gregory J. Schwartz & Co., Inc. (the "Distributor"), 3707 W. Maple Road, Bloomfield Hills, Michigan, is the principal underwriter of shares of the Fund. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor pays from its own resources promotional expenses in connection with the distribution of the Fund's shares and any other expenses incurred by it in the performance of its obligations under the underwriting agreement with the Fund.


     Gregory J. Schwartz is the controlling shareholder of the Distributor. The Adviser pays, out of its legitimate profits, fees to the Distributor which are based on gross proceeds of Fund shares purchased for which the Distributor is responsible for recommending for investment in the Fund. Such fees are equal to 4% of such proceeds. Upon redemption of Fund shares, for any reason at any time prior to the three-year anniversary of the applicable subscription date of such shares, the Distributor refunds to the Adviser 50% of the fee paid upon the original purchase of such shares. For the fiscal years ended December 31, 2000, 1999 and 1998, the Adviser paid the Distributor compensation of $4,378, $84,936 and $167,426, respectively, in respect to sales of shares of the Fund to the Distributor's clients.


     By its terms, the Trust's underwriting agreement will remain in force until January 28, 2002 and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's underwriting agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Distributor. The underwriting agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

SECURITIES TRANSACTIONS
-----------------------


     Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal years ended December 31, 2000, 1999 and 1998, the Fund paid brokerage commissions of $146,555, $193,191 and $186,705, respectively.


     Generally, the Fund attempts to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Fund may be purchased directly from the issuer.

     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.

     The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.

CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. No employee may purchase or sell any security which, at that time, is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by the Fund. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser within periods of trading by the Fund in the same (or equivalent) security.

PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.


     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2000, 1999 and 1998, the Fund's portfolio turnover rate was 70%, 59% and 54%, respectively.


CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected.


     In valuing the assets of the Fund for purposes of computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sale price as reported by NASDAQ. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Securities for which quotations are not readily available and other assets are valued at their fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees of the Trust. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.


TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.


     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar  year.  Generally  the  "required  distribution"  is 98% of the  Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     The Fund is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------

     The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)^n = ERV
Where:

P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)


The calculation of average annual total return assumes the reinvestment of all dividends and distributions and will include the performance of RCM Partners Limited Partnership, a Michigan limited partnership (the "Partnership"), prior to July 20, 1993. It should be noted that: (1) the quoted performance data includes performance for periods before the Fund's registration statement became effective; (2) the Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") during such periods and therefore was not subject to certain investment restrictions imposed by the 1940 Act; and (3) if the Fund had been registered under the 1940 Act during such periods, performance may have been adversely affected. The average annual total returns of the Fund for the periods ended December 31, 2000 are as follows:

                     1 Year                 9.27%
                     5 Years                7.66%
                     10 Years              11.89%


     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The Fund may also show, for comparative purposes and as information to Fund shareholders who previously were partners in the Partnership, the return data for the Partnership, and may combine such data for the year of combination. If so, such depiction will be clearly noted in text accompanying such depiction. The Fund's total returns as calculated in this manner for each of the past ten fiscal years are as follows:


     Year Ended
     ----------
     December 31, 1991                   32.0%
     December 31, 1992                   22.7%
     December 31, 1993                   20.5%
     December 31, 1994                  -6.77%
     December 31, 1995                  16.89%
     December 31, 1996                  18.27%
     December 31, 1997                  28.04%
     December 31, 1998                 -10.38%
     December 31, 1999                  -2.45%
     December 31, 2000                   9.27%

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rate of return for the three years ended December 31, 2000 was -4.47%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.


     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, FORTUNE or MORNINGSTAR MUTUAL FUND VALUES. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------


     As of April 2, 2001, Community Support Corporation, 958 Western Avenue, Joliet, Illinois 60435, owned of record 6.25% of the outstanding shares of the Fund, and Precision Stamping Co., Inc., together with its Profit Sharing Trust, owned of record 5.24% of the outstanding shares of the Trust.

     As of April 2, 2001, the Trustees and officers of the Fund as a group owned of record or beneficially 8.55% of the outstanding shares of the Fund.


CUSTODIAN
---------

     The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for the Fund's investments. The Fifth Third Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------


     The firm of Deloitte & Touche LLP has been selected as independent public accountants for the Trust for the fiscal year ending December 31, 2001. Deloitte & Touche LLP, 1700 Courthouse Plaza Northeast, Dayton, Ohio, performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.


TRANSFER AGENT
--------------

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, the Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets, provided, however, that the minimum fee is $4,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.


     Prior to August 21, 2000, Integrated Fund Services, Inc. ("Integrated") served as the Fund's transfer agent, administrator and fund accounting agent. Integrated is an indirect wholly-owned subsidiary of The Western and Southern Life Insurance Company.

     For the fiscal years ended December 31, 2000, 1999 and 1998, the Fund paid Ultimus and/or Integrated compensation of $75,176, $111,129 and $141,478, respectively.

ANNUAL REPORT
-------------


     The Fund's financial statements as of December 31, 2000, which have been audited by Deloitte & Touche LLP, are attached to this Statement of Additional Information.

APPENDIX
--------

     THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     ------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C - A preferred stock rated C is a non-paying issue.

     D - A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

  SHAREHOLDER ACCOUNTS                                                            CORPORATE OFFICES
    c/o Ultimus Fund                                                              3707 W. Maple Road
     Solutions, LLC                                                           Bloomfield Hills, MI 48301
     P.O. Box 46707                                                                 (248) 644-8500
  Cincinnati, OH 45246                                                            Fax (248) 644-4250
     1-888-726-0753                         [SCHWARTZ LOGO]

                              SCHWARTZ VALUE FUND

Dear Fellow Shareowner:

Schwartz Value Fund was up 9.3% in 2000, versus negative returns for the major stock indices: -4.7% for the Dow, -9.1% for the S&P 500, and -39.3% for the Nasdaq Composite.

Value investors were vindicated last year, if they had the courage and patience to maintain their discipline. Many investors didn't. They got sucked into the vortex of a speculative stock mania in 1999, only to regret it in 2000.

                    HOW TOP PERFORMERS OF 1999 FARED IN 2000

                                                                PERCENTAGE CHANGE
                                                                ------------------
                          COMPANY                                1999        2000
                          -------                                ----        ----
Puma Technology (PUMA)......................................    3,770%      -93.6%
Sensar (SCII)...............................................    3,362%      -98.3%
Digital Lightwave (DIGL)....................................    2,668%      -50.5%
Qualcomm (QCOM).............................................    2,619%      -53.3%
Precision Optics (POCI).....................................    1,914%      -86.5%
Elcom International (ELCO)..................................    1,655%      -95.9%
Silicon Storage Technology (SSTI)...........................    1,592%      -14.0%
Amylin Pharmaceuticals (AMLN)...............................    1,569%       -5.5%
Modern Medical Modalities (MODM)............................    1,550%      -99.0%
BroadVision (BVSN)..........................................    1,494%      -79.1%
                                                                ------      ------
NASDAQ COMPOSITE............................................     85.6%      -39.3%

---------------------
Source: CSI, Interactive Data Corporation

Those who thought investing was easy, learned a few hard lessons in 2000. Investing is not a game and success is not assured. You can't just buy the hottest new issues or the stocks that have already gone up a lot, and expect to achieve satisfying long-term results. Numerous studies have shown that investors always overpay for rapidly growing companies while they underpay for unexciting companies. The price-earnings ratio is the gauge of investor enthusiasm. During the growth mania of the late 1990s, P-Es on the favored growth stocks were routinely 80 to 100 as overvaluations (and undervaluations) got extreme. In 2000 those excesses came unwound. Only after the bloody crash of former high flyers, does the long-term advantage of value investing become obvious. Risk management is an important factor in managing a portfolio, and the low P-E approach we follow generally mitigates risk. Even with the carnage in the Nasdaq and big-cap tech shares, the S&P 500 is still selling for 25 times earnings, a risky level by historical standards. In contrast, Schwartz Value Fund's average P-E is 16.

The leading economic indicators, including consumer sentiment, are pointing to some significant weakness. Clearly, the U.S. economy is slowing rapidly, if not stalled. Accordingly, caution is warranted in stock selection. Lower interest rates and a broad-based tax cut seem assured, but it remains to be seen whether these measures will curtail the downturn. The stimulative effects of more aggressive monetary and fiscal policy should help over time and provide some relief to debt-laden consumers. From mortgage and credit card debt to margin debt, consumers (and investors) are stretched. Corporations too, have taken on record levels of debt to finance expansion and stock repurchase programs. In this environment, a bumpy ride may lie ahead for certain segments of the market. Notwithstanding, for those investors with long-term horizons, opportunities abound.

One investment theme the Fund is using in 2001 is private education companies. Since education is a top priority for the new administration, this industry seems well positioned to benefit from an urgent need for an expanded knowledge-based economy. Portfolio holdings include Nobel Learning Communities, Inc., DeVry, Inc., and Strayer Education. All are industry leaders in niche markets with prospects for many years of growth ahead of them. Importantly, their share prices are well within the range of our value parameters. Indeed, that's what makes them value stocks -- good expected growth at a reasonable price.

Another theme Schwartz Value Fund is pursuing is the interest-sensitive housing and furniture industries. Manufactured homes or modular homes have been in a recession for over a year. Profits have been squeezed by industry overcapacity and the lack of retail financing availability. These conditions are temporary. We've taken positions in two manufactured housing leaders -- Champion Enterprises, Inc. and Fleetwood Enterprises Inc., whose deeply depressed share prices offer a classic contrarian opportunity to "buy straw hats in January." Ethan Allen Interiors Inc., on the other hand, is not a turnaround candidate. It's a fine company and an industry leader in furniture manufacturing and retailing. The Company enjoys an excellent record of consistent growth in sales and profitability. With a solid brand name, a strong balance sheet and a well-respected management team, it's the kind of company the Fund could own for a long time.

The year-end distribution of $.95 per share of long-term capital gains was paid December 29, 2000, and the Fund finished the year with a net asset value of $20.62 per share.

Thanks again for investing in the Schwartz Value Fund. I think you've made a wise decision to put a portion of your assets into this Fund.

                               With best regards,

                              SCHWARTZ VALUE FUND

                             /s/ George P. Schwartz
                            George P. Schwartz, CFA
                                   President

February 9, 2001

                          ANNUAL TOTAL RATES OF RETURN

                                                  1984    1985    1986     1987    1988    1989     1990    1991    1992    1993
                                                 ------   -----   -----   ------   -----   -----   ------   -----   -----   -----
SCHWARTZ VALUE FUND(A).........................   11.1%   21.7%   16.4%    -0.6%   23.1%    8.3%    -5.3%   32.0%   22.7%   20.5%
RUSSELL 2000 INDEX(B)..........................   -9.6%   28.0%    4.0%   -10.2%   22.5%   14.2%   -21.3%   43.4%   16.5%   17.3%
RUSSELL 2000 VALUE(B)..........................   -1.4%   26.5%    4.9%    -9.1%   26.0%    9.6%   -24.3%   38.0%   26.3%   21.5%
RUSSELL 2000 GROWTH(B).........................  -17.0%   29.3%    2.6%   -11.4%   18.8%   19.0%   -18.5%   49.6%    6.8%   12.5%
NASDAQ COMPOSITE(B)............................  -11.2%   31.4%    7.4%    -5.3%   15.4%   19.3%   -17.8%   56.8%   15.5%   14.7%
VALUE LINE COMPOSITE(B)........................   -8.4%   20.7%    5.0%   -10.6%   15.4%   11.2%   -24.3%   27.2%    7.0%   10.7%
S & P 500......................................    6.1%   31.6%   18.7%     5.3%   16.8%   31.6%    -3.2%   30.4%    7.6%   10.1%
CONSUMER PRICE INDEX...........................    4.3%    3.5%    1.1%     4.4%    4.4%    4.6%     6.1%    3.1%    2.9%    2.7%

                                                                                                            COMPOUND ANNUAL
                                                                                                         TOTAL RATES OF RETURN
                                                                                                       --------------------------
                                             1994    1995    1996    1997     1998    1999     2000    5 YEAR   10 YEAR   17 YEAR
                                             -----   -----   -----   -----   ------   -----   ------   ------   -------   -------
SCHWARTZ VALUE FUND(A).....................  -6.8%   16.9%   18.3%   28.0%   -10.4%   -2.5%     9.3%    7.7%     11.9%     11.2%
RUSSELL 2000 INDEX(B)......................  -3.2%   26.2%   14.8%   20.5%    -3.5%   19.6%    -4.2%    8.9%     13.9%      9.0%
RUSSELL 2000 VALUE(B)......................  -3.7%   22.7%   18.4%   28.9%    -8.5%   -3.5%    19.6%   10.0%     15.0%      9.9%
RUSSELL 2000 GROWTH(B).....................  -3.1%   30.1%   10.7%   12.5%     0.8%   42.5%   -23.0%    6.6%     12.1%      7.7%
NASDAQ COMPOSITE(B)........................  -3.2%   39.9%   22.7%   21.6%    39.6%   85.6%   -39.3%   18.6%     20.8%     13.7%
VALUE LINE COMPOSITE(B)....................  -6.0%   19.3%   13.4%   21.1%    -3.8%   -1.4%    -8.7%    3.5%      7.2%      4.2%
S & P 500..................................   1.3%   37.5%   22.9%   33.4%    28.6%   21.0%    -9.1%   18.3%     17.4%     16.3%
CONSUMER PRICE INDEX.......................   2.7%    2.6%    3.3%    1.7%     1.5%    2.7%     3.4%    2.5%      2.7%      3.2%

---------------------

(A) Schwartz Value Fund's performance combines the performance of the Fund, since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(B) Excluding dividends.

SCHWARTZ VALUE FUND
TEN LARGEST EQUITY HOLDINGS
DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                                           MARKET
SHARES                             COMPANY                                 VALUE
-------                            -------                               ----------
 45,000  Fifth Third Bancorp.........................................    $2,688,750
140,000  Malan Realty Investors, Inc. ...............................    $1,487,500
245,000  Data Research Associates, Inc. .............................    $1,470,000
400,000  Champion Enterprises, Inc. .................................    $1,100,000
 65,000  Huntington Bancshares Inc. .................................    $1,052,187
 40,000  Kaydon Corporation..........................................    $  995,000
 55,000  Cable Design Technologies Corporation.......................    $  924,687
 35,000  America Service Group, Inc. ................................    $  910,000
 40,000  SPSS, Inc. .................................................    $  882,500
 30,000  Littelfuse, Inc. ...........................................    $  858,750

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

--------------------------------------------------------------------------------

                                                                                    MARKET
  SHARES                           COMMON STOCK -- 93.3%                             VALUE
----------      ------------------------------------------------------------      -----------
                AEROSPACE/DEFENSE -- 1.5%
     2,000      General Dynamics Corporation................................      $   156,000
     5,000      Litton Industries, Inc.*....................................          393,438
                                                                                  -----------
                                                                                      549,438
                                                                                  -----------
                APPAREL & TEXTILES -- 2.3%
    15,000      Jones Apparel Group, Inc.*..................................          482,813
     5,000      K-Swiss, Inc. -- Class A....................................          125,000
    15,000      Nautica Enterprises, Inc.*..................................          228,516
                                                                                  -----------
                                                                                      836,329
                                                                                  -----------
                BUILDING MATERIALS & CONSTRUCTION -- 6.1%
   400,000      Champion Enterprises, Inc.*.................................        1,100,000
    30,000      Fleetwood Enterprises Inc...................................          315,000
    10,000      Gardner Denver, Inc.*.......................................          213,000
    10,000      Masco Corporation...........................................          256,875
    10,000      Schuler Homes, Inc.*........................................           90,000
     5,000      Toll Brothers, Inc.*........................................          204,375
                                                                                  -----------
                                                                                    2,179,250
                                                                                  -----------
                BUSINESS & INDUSTRIAL PRODUCTS -- 0.5%
     6,000      AptarGroup, Inc.............................................          176,250
                                                                                  -----------
                BUSINESS SERVICES -- 4.0%
    12,500      Concord EFS, Inc.*..........................................          549,219
    10,000      Convergys Corporation*......................................          453,125
    10,000      Kronos, Inc.*...............................................          309,375
    10,000      The ServiceMaster Company...................................          115,000
                                                                                  -----------
                                                                                    1,426,719
                                                                                  -----------

See notes to financial statements.

--------------------------------------------------------------------------------

                                                                                    MARKET
  SHARES                           COMMON STOCK -- 93.3%                             VALUE
----------      ------------------------------------------------------------      -----------
                COMMUNICATION EQUIPMENT & SERVICES -- 2.1%
    10,000      Datron Systems Incorporated*................................      $   120,000
    40,000      LoJack Corporation*.........................................          302,500
    22,000      Universal Electronics Inc.*.................................          339,625
                                                                                  -----------
                                                                                      762,125
                                                                                  -----------
                COMPUTER EQUIPMENT & SERVICES -- 1.0%
    10,000      National Data Corporation...................................          366,250
                                                                                  -----------
                CONSUMER PRODUCTS -- DURABLES -- 6.1%
   100,000      Craftmade International, Inc................................          706,250
    20,000      Ethan Allen Interiors, Inc..................................          670,000
    50,000      HMI Industries, Inc.........................................           53,125
    20,000      Monaco Coach Corporation....................................          353,750
    15,000      Snap-On Inc.................................................          418,125
                                                                                  -----------
                                                                                    2,201,250
                                                                                  -----------
                CONSUMER PRODUCTS -- NONDURABLES -- 4.0%
    12,500      Fortune Brands, Inc.........................................          375,000
    25,000      Perrigo Company*............................................          207,031
    40,000      Velcro Industries N.V.......................................          420,000
    17,500      Weyco Group, Inc............................................          422,188
                                                                                  -----------
                                                                                    1,424,219
                                                                                  -----------
                EDUCATION -- 2.2%
     7,500      DeVRY, Inc.*................................................          283,125
    20,000      Nobel Learning Communities, Inc.*...........................          112,500
    15,000      Strayer Education, Inc......................................          383,438
                                                                                  -----------
                                                                                      779,063
                                                                                  -----------
                ELECTRONICS -- 2.4%
    30,000      Littelfuse, Inc.*...........................................          858,750
                                                                                  -----------
                ENERGY & MINING -- 3.5%
    65,000      Input/Output, Inc.*.........................................          662,187
    20,000      Oglebay Norton Company......................................          388,750
     5,000      Patterson Energy, Inc.*.....................................          186,250
                                                                                  -----------
                                                                                    1,237,187
                                                                                  -----------

See notes to financial statements.

--------------------------------------------------------------------------------

                                                                                    MARKET
  SHARES                           COMMON STOCK -- 93.3%                             VALUE
----------      ------------------------------------------------------------      -----------
                ENVIRONMENTAL SERVICES -- 1.7%
    55,000      Sevenson Environmental Services, Inc........................      $   591,250
                                                                                  -----------
                FINANCE -- BANKS & THRIFTS -- 11.4%
     6,000      Comerica, Inc...............................................          356,250
    45,000      Fifth Third Bancorp.........................................        2,688,750
    65,000      Huntington Bancshares Incorporated..........................        1,052,187
                                                                                  -----------
                                                                                    4,097,187
                                                                                  -----------
                FINANCE -- INSURANCE -- 1.7%
   150,000      Queensway Financial Holdings Ltd.*..........................           34,953
   100,000      Unico American Corporation..................................          587,500
                                                                                  -----------
                                                                                      622,453
                                                                                  -----------
                FINANCE -- MISCELLANEOUS -- 2.1%
     5,000      Countrywide Credit Industries, Inc..........................          251,250
    12,500      H&R Block, Inc..............................................          517,188
                                                                                  -----------
                                                                                      768,438
                                                                                  -----------
                HEALTHCARE -- 5.1%
    35,000      America Service Group, Inc.*................................          910,000
     3,500      IMPATH, Inc.*...............................................          232,750
    15,000      Manor Care, Inc.*...........................................          309,375
    20,000      STERIS Corporation*.........................................          322,500
    15,000      Theragenics Corporation*....................................           75,000
                                                                                  -----------
                                                                                    1,849,625
                                                                                  -----------
                HOLDING COMPANIES -- 1.8%
    53,000      PICO Holdings, Inc.*........................................          659,187
                                                                                  -----------

See notes to financial statements.

--------------------------------------------------------------------------------

                                                                                    MARKET
  SHARES                           COMMON STOCK -- 93.3%                             VALUE
----------      ------------------------------------------------------------      -----------
                INDUSTRIAL PRODUCTS & SERVICES -- 8.0%
    10,000      Deere & Company.............................................      $   458,125
     2,000      Eaton Corporation...........................................          150,375
     2,000      Greif Bros. Corporation -- Class A..........................           57,000
    40,000      Kaydon Corporation..........................................          995,000
     5,000      Lincoln Electric Holdings, Inc..............................           98,125
    50,000      Maritrans, Inc..............................................          412,500
    20,000      Pall Corporation............................................          426,250
     3,000      Simpson Manufacturing Co., Inc..............................          153,000
    15,000      X-Rite, Inc.................................................          117,187
                                                                                  -----------
                                                                                    2,867,562
                                                                                  -----------
                INFORMATION TECHNOLOGY -- 11.0%
   130,000      Compuware Corporation*......................................          812,500
   245,000      Data Research Associates, Inc...............................        1,470,000
    40,000      Network Associates, Inc.....................................          167,500
    30,000      Rainbow Technologies, Inc.*.................................          474,375
     3,000      RSA Security, Inc.*.........................................          158,625
    40,000      SPSS, Inc.*.................................................          882,500
                                                                                  -----------
                                                                                    3,965,500
                                                                                  -----------
                PRINTING & PUBLISHING -- 0.2%
    10,000      Thomas Nelson, Inc..........................................           70,000
                                                                                  -----------
                REAL ESTATE -- 5.1%
    15,000      Host Marriott Corporation...................................          194,062
    16,499      I. Gordon Corporation*......................................          151,585
   140,000      Malan Realty Investors, Inc.................................        1,487,500
                                                                                  -----------
                                                                                    1,833,147
                                                                                  -----------
                RETAIL -- 3.9%
    15,000      MCSI, Inc.*.................................................          320,625
     3,000      Payless ShoeSource, Inc.*...................................          212,250
    50,000      Ross Stores, Inc............................................          843,750
    10,000      The Good Guys, Inc.*........................................           30,000
                                                                                  -----------
                                                                                    1,406,625
                                                                                  -----------

See notes to financial statements.

--------------------------------------------------------------------------------

                                                                                    MARKET
  SHARES                           COMMON STOCK -- 93.3%                             VALUE
----------      ------------------------------------------------------------      -----------
                TECHNOLOGY -- 3.8%
    30,000      Axcelis Technologies Inc.*                                        $   266,250
    55,000      Cable Design Technologies Corporation*......................          924,687
     7,500      Dallas Semiconductor Corporation............................          192,188
                                                                                  -----------
                                                                                    1,383,125
                                                                                  -----------
                TRANSPORTATION -- 1.8%
    10,000      Providence and Worcester Railroad Company...................           71,250
   134,800      The Morgan Group, Inc. -- Class A...........................          572,900
                                                                                  -----------
                                                                                      644,150
                                                                                  -----------

                TOTAL COMMON STOCK -- 93.3% (COST -- $27,924,538)...........      $33,555,079
                                                                                  -----------
                PREFERRED STOCK -- 0.3% (COST -- $132,739)
    35,000      Telos Corporation, 12% Cumulative Exchangeable Preferred*...      $    89,687
                                                                                  -----------
                CLOSED-END FUNDS -- 3.6% (COST -- $1,168,390)
    17,500      Central Securities Corporation..............................      $   494,375
   143,251      Royce Focus Trust, Inc......................................          814,740
                                                                                  -----------
                                                                                  $ 1,309,115
                                                                                  -----------

   FACE
  AMOUNT
----------
                REPURCHASE AGREEMENTS(1) -- 5.2% (COST $1,850,263)
$1,850,263      Fifth Third Bank, 5.35%, dated 12/29/00, due 1/02/01,
                repurchase proceeds: $1,851,363.............................      $ 1,850,263
                                                                                  -----------

                TOTAL INVESTMENTS -- 102.4% (COST $31,075,930)..............      $36,804,144

                LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.4%).............         (854,746)
                                                                                  -----------

                NET ASSETS -- 100.0%........................................      $35,949,398
                                                                                  ===========

 * Non-income producing security.

(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost of $31,075,930) (Note 1)........      $36,804,144
Cash........................................................            4,673
Receivable for securities sold..............................           64,504
Receivable for capital shares sold..........................            4,000
Dividends receivable........................................          119,915
Interest and other income receivable........................           27,340
Other assets................................................           24,038
                                                                  -----------
       TOTAL ASSETS.........................................       37,048,614
                                                                  -----------
LIABILITIES
Payable for capital shares redeemed.........................          306,598
Payable for securities purchased............................          514,831
Distributions payable to shareholders.......................          108,501
Accrued investment advisory fees (Note 2)...................          136,068
Other accrued expenses and liabilities......................           33,218
                                                                  -----------
       TOTAL LIABILITIES....................................        1,099,216
                                                                  -----------
NET ASSETS..................................................      $35,949,398
                                                                  ===========
NET ASSETS CONSIST OF
Paid-in capital.............................................      $30,263,757
Distributions in excess of realized gains...................          (42,573)
Net unrealized appreciation on investments..................        5,728,214
                                                                  -----------
NET ASSETS..................................................      $35,949,398
                                                                  ===========
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value).......................        1,743,071
                                                                  ===========
Net asset value, redemption price, and offering price per
  share.....................................................      $     20.62
                                                                  ===========

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends.................................................    $  622,686
  Interest and other income.................................       137,293
                                                                ----------
       TOTAL INVESTMENT INCOME..............................       759,979
                                                                ----------

EXPENSES
  Investment advisory fees (Note 2).........................       558,715
  Administration, accounting and transfer agent fees
     (Note 2)...............................................        75,176
  Trustees' fees and expenses...............................        42,766
  Legal and audit fees......................................        38,324
  Insurance expense.........................................        18,596
  Registration fees.........................................        15,305
  Postage and supplies......................................        10,468
  Custodian fees............................................        10,001
  Reports to shareholders...................................         9,758
  Other expenses............................................         1,480
                                                                ----------
       TOTAL EXPENSES.......................................       780,589
                                                                ----------

NET INVESTMENT LOSS.........................................       (20,610)
                                                                ----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions.............     1,928,260
  Net realized gains from in-kind redemptions (Note 4)......     1,207,856
  Net change in unrealized appreciation/depreciation on
     investments............................................       216,444
                                                                ----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS............     3,352,560
                                                                ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $3,331,950
                                                                ==========

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

--------------------------------------------------------------------------------

                                                                YEAR ENDED           YEAR ENDED
                                                             DECEMBER 31, 2000    DECEMBER 31, 1999
                                                             -----------------    -----------------
FROM OPERATIONS
  Net investment loss....................................      $    (20,610)        $   (323,254)
  Net realized gains from security transactions..........         1,928,260            2,790,206
  Net realized gains from in-kind redemptions (Note 4)...         1,207,856                   --
  Net change in unrealized appreciation/depreciation on
     investments.........................................           216,444           (4,141,106)
                                                               ------------         ------------
Net increase (decrease) in net assets from operations....         3,331,950           (1,674,154)
                                                               ------------         ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gains on investments.................        (1,557,553)          (2,111,109)
  Distributions in excess of realized gains..............           (42,573)            (370,707)
                                                               ------------         ------------
Net decrease in net assets from distributions to
  shareholders...........................................        (1,600,126)          (2,481,816)
                                                               ------------         ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold..............................         6,650,865            4,815,186
  Reinvestment of distributions to shareholders..........         1,491,625            2,244,904
  Payments for shares redeemed...........................       (15,597,389)         (23,929,076)
                                                               ------------         ------------
Net decrease in net assets from capital share
  transactions...........................................        (7,454,899)         (16,868,986)
                                                               ------------         ------------
TOTAL DECREASE IN NET ASSETS.............................        (5,723,075)         (21,024,956)
NET ASSETS
  Beginning of year......................................        41,672,473           62,697,429
                                                               ------------         ------------
  End of year............................................      $ 35,949,398         $ 41,672,473
                                                               ============         ============
ACCUMULATED NET INVESTMENT INCOME........................      $         --         $         --
                                                               ============         ============
SUMMARY OF CAPITAL SHARE ACTIVITY
  Shares sold............................................           319,988              224,924
  Shares issued in reinvestment of distributions to
     shareholders........................................            72,339              113,724
  Shares redeemed........................................          (760,785)          (1,143,853)
                                                               ------------         ------------
  Net decrease in shares outstanding.....................          (368,458)            (805,205)
  Shares outstanding, beginning of year..................         2,111,529            2,916,734
                                                               ------------         ------------
  Shares outstanding, end of year........................         1,743,071            2,111,529
                                                               ============         ============

See notes to financial statements.

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR

--------------------------------------------------------------------------------

                                                   YEAR          YEAR          YEAR          YEAR          YEAR
                                                  ENDED         ENDED         ENDED         ENDED         ENDED
                                                 DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
                                                   2000          1999          1998          1997          1996
                                                 --------      --------      --------      --------      --------
Net asset value at beginning of year.........    $ 19.74       $ 21.50       $ 23.99       $ 21.19       $ 19.66
                                                 -------       -------       -------       -------       -------
Income from investment operations:
  Net investment income (loss)...............      (0.01)        (0.15)        (0.09)         0.06         (0.02)
  Net realized and unrealized gains (losses)
    on investments...........................       1.84         (0.38)        (2.40)         5.88          3.61
                                                 -------       -------       -------       -------       -------
      Total from investment operations.......       1.83         (0.53)        (2.49)         5.94          3.59
                                                 -------       -------       -------       -------       -------
Less distributions:
  From net investment income.................         --            --            --         (0.06)           --
  From net realized gains on investments.....      (0.92)        (1.05)           --         (3.03)        (2.06)
  In excess of net realized gains on
    investments..............................      (0.03)        (0.18)           --         (0.05)           --
                                                 -------       -------       -------       -------       -------
      Total distributions....................      (0.95)        (1.23)           --         (3.14)        (2.06)
                                                 -------       -------       -------       -------       -------
Net asset value at end of year...............    $ 20.62       $ 19.74       $ 21.50       $ 23.99       $ 21.19
                                                 =======       =======       =======       =======       =======
      Total return...........................        9.3%         (2.5)%       (10.4)%        28.0%         18.3%
                                                 =======       =======       =======       =======       =======
Ratios/Supplementary Data:
Ratio of expenses to average net assets......       2.10%         2.05%         1.94%         1.91%         1.97%
Ratio of net investment income (loss) to
  average net assets.........................      (0.06)%       (0.61)%       (0.39)%        0.24%        (0.08)%
Portfolio turnover rate......................         70%           59%           54%           47%           50%
Net assets at end of year (000's)............    $35,949       $41,672       $62,697       $69,967       $55,105

See notes to financial statements.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Schwartz Value Fund (the Fund) is a series of Schwartz Investment Trust, a diversified open-end management investment company established as an Ohio Business Trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for more detailed information regarding the investment objectives of the Fund.

The following is a summary of significant accounting policies followed by the
Fund:

     (A) VALUATION OF INVESTMENTS -- Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the day of valuation, or, if not traded on a particular day, at the average of the highest current independent bid and lowest current independent offer; securities traded in the over-the-counter market, not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of trading on the day of valuation; and securities (and other assets) for which market quotations are not readily available are valued at their fair market value as determined in good faith pursuant to procedures established by the Board of Trustees.

     (B) INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no provision for income or excise taxes is necessary.

     The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from accounting principles generally accepted in the United States of America (GAAP), the basis on which these financial statements are prepared. The differences arise primarily from the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income or loss and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the statements of changes and financial highlights may differ from that reported to shareholders for Federal income tax purposes. Distributions which exceed net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net realized gains in the accompanying statements. Net investment losses are reclassified to paid-in capital.

     (C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

     (D) DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income and net capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

     (E) REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. The Fund's policy is to take possession of the underlying securities and, on a daily basis, mark to market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement.

     (F) ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (G) ADOPTION OF NEW ACCOUNTING PRINCIPLE -- The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, effective January 1, 2001, including the amortization of premiums and accretion of discounts. The adoption of this Guide will have no effect on the total net assets of the Fund.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The President of the Fund is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the Adviser). The Chairman of the Board of the Fund is also the President and CEO of Gregory J. Schwartz & Co., Inc. (the Distributor). Certain other officers of the Fund are officers of the Adviser or of Ultimus Fund Solutions, LLC (Ultimus), the administrative, accounting and transfer agent for the Fund.

Pursuant to an Advisory Agreement between the Fund and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Adviser a quarterly fee equal to the annual rate of 1.5% of the average daily net assets up to $75 million; 1.25% of such assets from $75 million to $100 million; and 1% of such assets in excess of $100 million.

The Distributor is the primary agent for the distribution of the Fund and receives fees from the Adviser, not the Fund or its shareholders.

Pursuant to a Mutual Fund Services Agreement between the Fund and Ultimus, effective August 21, 2000, Ultimus provides regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder's account, and processes purchases and redemptions of the Fund's shares. For the performance of these services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of .15% of its average daily net assets, subject to a minimum monthly fee of $4,000.

Prior to August 21, 2000, administrative services, fund accounting services and transfer agent services were provided to the Fund by Integrated Fund Services (Integrated). For the performance of these services, the Fund paid Integrated a fee, payable monthly, at an annual rate of .22% of average daily net assets up to $25 million; .20% of such assets from $25 million to $100 million; and .15% of such assets in excess of $100 million.

3. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investments other than short-term investments, for the year ended December 31, 2000, were $24,750,972 and $33,523,046, respectively.

4. FEDERAL INCOME TAXES

As of December 31, 2000, net unrealized appreciation of securities was $5,685,584 for federal income tax purposes of which $8,456,067 related to appreciated securities and $2,770,483 related to depreciated securities. The aggregate cost of investments at December 31, 2000 for federal income tax purposes was $31,118,560. The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP.

For the year ended December 31, 2000, the Fund reclassified net investment losses of $20,610 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

During the year ended December 31, 2000, the Fund realized $1,207,856 of net capital gains resulting from in-kind redemptions. Certain shareholders exchanged fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital on the Statement of Assets and Liabilities. Such reclassification has no effect on the Fund's net assets or net asset value per share.

5. FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

On December 29, 2000, the Fund declared and paid a long-term capital gain of $0.9494 per share. In January of 2001, shareholders will be provided with Form 1099-DIV which reports the amount per share and tax status of the capital gain distribution paid during calendar year 2000.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND TRUSTEES OF SCHWARTZ VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Schwartz Value Fund (the "Fund"), including the schedule of investments, as of December 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schwartz Value Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
January 19, 2001
Dayton, Ohio

SCHWARTZ VALUE FUND
INVESTMENT PHILOSOPHY

--------------------------------------------------------------------------------

Schwartz Value Fund ("SVF") seeks long-term capital appreciation through value investing -- purchasing shares of strong, growing companies at reasonable prices. Because small and medium size companies offer vast reward opportunities, fundamental analysis is used to identify emerging companies with outstanding business characteristics. Sometimes the best values are issues not followed by Wall Street analysts.

Most value investors buy fair companies at an excellent price. SVF attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics which by their nature, offer a margin of safety. A truly fine business requires few assets to provide a consistently expanding stream of income. SVF also purchases shares which are temporarily out-of-favor and selling below intrinsic value.

A common thread in SVF investments is that the market price is below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that SVF can often buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

SCHWARTZ VALUE FUND
a series of
Schwartz Investment Trust
3707 W. Maple Road
Bloomfield Hills, Michigan 48301
(248) 644-8500

BOARD OF TRUSTEES
Donald J. Dawson, Jr.
Fred A. Erb
John J. McHale
Sidney F. McKenna
George P. Schwartz, CFA
Gregory J. Schwartz, Chairman

OFFICERS
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, Treasurer
Robert G. Dorsey, CPA, Assistant Secretary
John F. Splain, Assistant Secretary
Mark J. Seger, CPA, Assistant Treasurer

INVESTMENT ADVISER
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

DISTRIBUTOR
GREGORY J. SCHWARTZ & CO., INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

CUSTODIAN
FIFTH THIRD BANK
38 Fountain Square Plaza
Cincinnati, Ohio 45263

ADMINISTRATOR
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

AUDITORS
DELOITTE & TOUCHE LLP
1700 Courthouse Plaza Northeast
Dayton, Ohio 45402

LEGAL COUNSEL
SULLIVAN & WORCESTER LLP
1025 Connecticut Avenue, N.W.
Washington, D.C. 20036

SCHWARTZ VALUE FUND is a 100% no-load diversified investment company (a mutual fund). The investment objective is long-term capital appreciation.

                                    SCHWARTZ
                                   VALUE FUND
                                  A SERIES OF

                                    SCHWARTZ
                                INVESTMENT TRUST

LOGO
                                 ANNUAL REPORT

                               FOR THE YEAR ENDED

                               DECEMBER 31, 2000

                            SCHWARTZ INVESTMENT TRUST

PART C.   OTHER INFORMATION
          -----------------

Item 23.  Exhibits
          --------


          (a)  Agreement  and  Declaration  of  Trust--Incorporated   herein  by
               reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001

          (b)  Bylaws--Incorporated   herein  by   reference   to   Registrant's
               Post-Effective Amendment No. 11 filed on April 19, 2001

          (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

          (d) (i) Advisory Agreement (with respect to the Schwartz Value Fund) with Schwartz Investment Counsel, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001

               (ii) Advisory  Agreement  (with respect to the Ave Maria Catholic
                    Values Fund) with Schwartz Investment Counsel, Inc.--Filed herewith

          (e)  (i)  Underwriting  Agreement  with  Gregory  J.  Schwartz  & Co.,
                    Inc.--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No.11 filed on April 19, 2001

               (ii) Form of Dealer's Agreement--Filed herewith


               (iii)Sub-Distribution  Agreement  with Gregory J. Schwartz & Co.,
                    Inc. and First Fund Distributors, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 10 filed on February 15, 2001

          (f)  Inapplicable


          (g) Custody Agreement with the Fifth Third Bank--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001


          (h)  Mutual Fund  Services  Agreement  with  Ultimus  Fund  Solutions,
               LLC-Incorporated    herein   by   reference    to    Registrant's
               Post-Effective Amendment No. 10 filed on February 15, 2001


          (i)  Opinion   and   Consent  of  Counsel   relating  to  Issuance  of
               Shares--Incorporated   herein  by   reference   to   Registrant's
               Post-Effective Amendment No. 11 filed on April 19, 2001

          (j)  Consent of Independent Public Accountants--Filed herewith


          (k)  Inapplicable


          (l) Agreement Relating to Initial Capital--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001

          (m) Shareholder Servicing Plan (with respect to the Ave Maria Catholic Values Fund)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 10 filed on February 15, 2001


          (n)  Inapplicable

          (o)  Inapplicable

          (p) Codes of Ethics--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 9 filed on May 1, 2000


          (q)  Powers of Attorney for Donald J. Dawson,  Jr.,  Fred A. Erb, John
               J. McHale and Sidney F. McKenna--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001


Item 24.  Persons Controlled by or Under Common Control with Registrant.
          --------------------------------------------------------------

          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
          ---------------

          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

          "Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

          Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, its Adviser and its Underwriter. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Trustees and officers of Registrant will not seek recovery of losses under the policy without having first received an opinion of counsel of Registrant or a decision from a court of appropriate jurisdiction that recovery under the policy is not contrary to public policy as expressed in Section 17(h) of the 1940 Act or otherwise.

          The Advisory Agreement with Schwartz Investment Counsel, Inc. (the "Adviser") provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

          The Underwriting Agreement with Gregory J. Schwartz & Co., Inc. (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

          Notwithstanding any provisions to the contrary in Registrant's Agreement and Declaration of Trust, in Ohio law or in the Advisory
          Agreement and the Underwriting Agreement, Registrant will not indemnify its Trustees and officers, the Adviser or the Distributor for any liability to the Registrant or its shareholders to which such persons would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of Registrant as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. Registrant may advance attorneys' fees or other expenses incurred by the indemnitee in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as one of the following conditions is met: (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------

          (a) The Adviser has been registered as an investment adviser since 1988 and has assets under management of approximately $300 million as of December 31, 2000.

          (b) The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

               (i) Gregory J. Schwartz -- President and Chief Executive Officer of Gregory J. Schwartz & Co., Inc. (an investment banking firm and the Registrant's principal underwriter)

               (ii) George P. Schwartz -- None

               (iii) Richard L. Platte, Jr. -- None

               (iv) Robert M. Dailey -- None

               (v) Gregg D. Watkins -- Prior to February 2000, Mr. Watkins was a Vice President & Investment Counselor at Loomis, Sayles & Co.

               The business address of each director and officer of the Adviser is 3707 W. Maple Road, Bloomfield Hills, Michigan 48301.

Item 27.  Principal Underwriters
          ----------------------

          (a)  Inapplicable

                                         Position with             Position with
          (b)  Name                      Distributor               Registrant
               -----------------         ---------------           -------------
               Gregory J. Schwartz       President/Director        Chairman
               Walter G. Schwartz        Vice President/Director   None
               Gregory J. Schwartz, Jr.  Vice President/Director   None
               Edward A. Schwartz        Secretary                 None
               Joseph E. Schwartz        Treasurer                 None

          The address of all of the above-named persons is 3707 W. Maple Road, Bloomfield Hills, Michigan 48301.

          (c)  Inapplicable

Item 28.  Location of Accounts and Records
          --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant its offices located at 3707 W.

          Maple Road, Bloomfield Hills, Michigan 48301, or at the offices of the Registrant's transfer agent located at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or at the offices of the Registrant's custodian located at 38 Fountain Square Plaza, Cincinnati, Ohio 45202.

Item 29.  Management Services Not Discussed in Parts A or B
          -------------------------------------------------

          Inapplicable

Item 30.  Undertakings
          ------------

          Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills and State of Michigan on the 30th day of April, 2001.

                                        SCHWARTZ INVESTMENT TRUST

                                        By: /s/ George P. Schwartz
                                            ------------------------------
                                            George P. Schwartz
                                            President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                   Title                     Date

/s/  Gregory J. Schwartz             Chairman of               April 30, 2001
----------------------------         the Board and Trustee
Gregory J. Schwartz

/s/  George P. Schwartz              President                 April 30, 2001
----------------------------         and Trustee
George P. Schwartz

/s/  Richard L. Platte, Jr.          Vice President,           April 30, 2001
----------------------------         Secretary and Treasurer
Richard L. Platte, Jr.


----------------------------         Trustee              /s/ George P. Schwartz
Donald J. Dawson, Jr.*                                    ---------------------
                                                          George P. Schwartz
                                                          Attorney-in-fact*
----------------------------         Trustee              April 30, 2001
Fred A. Erb*


----------------------------         Trustee
Bowie K. Kuhn*


----------------------------         Trustee
John J. McHale*


----------------------------         Trustee
Sidney F. McKenna*

                                INDEX TO EXHIBITS
                                -----------------

(a)       Agreement and Declaration of Trust*

(b)       Bylaws*

(c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)       (i)  Advisory Agreement with respect to the Schwartz Value Fund*

          (ii) Advisory Agreement with respect to the Ave Maria Catholic Values Fund

(e)       (i)  Underwriting Agreement*

          (ii) Form of Dealer's Agreement

          (iii) Sub-Distribution Agreement*

(f)       Inapplicable

(g)       Custody Agreement*

(h)       Mutual Fund Services Agreement*

(i)       Opinion and Consent of Counsel Relating to Issuance of Shares*

(j)       Consent of Independent Public Accountants

(k)       Inapplicable

(l)       Agreement Relating to Initial Capital*

(m)       Shareholder  Servicing  Plan with  respect  to the Ave Maria  Catholic
          Values Fund*

(n)       Inapplicable

(o)       Inapplicable

(p)       Codes of Ethics*

(q) Powers of Attorney for Donald J. Dawson, Jr., Fred A. Erb, John J. McHale and Sidney F. McKenna*

-------------------------------------
* Incorporated by reference to Registration Statement on Form N-1A previously filed.